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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 2, 2001


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                              1-8712                     62-0721803
(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (864) 271-7733


(Former name or former address, if changed since last report): Not applicable.

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The press release issued by Bowater Incorporated on April 2, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.                               Description

99.1                                      Press release dated April 2, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date: April 3, 2001                         By: /s/ Wendy C. Shiba
                                               --------------------------------
                                            Name: Wendy C. Shiba
                                            Title: Vice President, Secretary
                                            and Assistant General Counsel

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Exhibit Index

The following exhibit is filed herewith:


Exhibit No.                                Description

99.1                                       Press release dated April 2, 2001.